UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

November 15, 2011

Paladin Realty Income Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-51860	20-0378980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Blvd., Suite 1400, Los Angeles, California 90024

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 996-8704

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

Paladin Realty Income Properties, Inc. (the “Company”) previously filed a Current Report on Form 8-K on November 21, 2011 reporting its acquisition of an indirect interest in Pines of York Apartments, located in Yorktown, Virginia. The Company is filing this Current Report on Form 8-K/A to provide the financial information required by Item 9.01 of Form 8-K.

After reasonable inquiry, the Company is not aware of any material factors relating to Pines of York Apartments that would cause the reported revenues and certain operating expenses relating to it on this Form 8-K/A not to be necessarily indicative of future operating results.

(a) Financial Statements of Real Estate Property Acquired.

The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

Pines of York Apartments

(b) Unaudited Pro Forma Financial Information.

The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.

Paladin Realty Income Properties, Inc. and Subsidiaries

Summary of Unaudited Pro Forma Financial Statements	F-7

Pro Forma Consolidated Balance Sheet as of September 30, 2011 (unaudited)	F-8

Pro Forma Consolidated Statement of Operations For the Nine Months ended September 30, 2011 (unaudited)	F-9

Pro Forma Consolidated Statement of Operations For the Year ended December 31, 2010 (unaudited)	F-10

(d) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALADIN REALTY INCOME PROPERTIES, INC.

Date: January 31, 2012	By:	/s/ John A. Gerson
John A. Gerson
Chief Financial Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of

Paladin Realty Income Properties, Inc.

We have audited the accompanying Statement of Revenues and Certain Operating Expenses of Pines of York Apartments, a property located at 3100 Hampton Highway, Yorktown, Virginia (the “Property”) for the year ended December 31, 2010 (the “Historical Summary”). This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property’s revenues and operating expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses of the Property for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ Imowitz Koenig & Co., LLP

New York, New York

January 30, 2012

Pines of York Apartments

Statement of Revenues and Certain Operating Expenses

For the Year Ended December 31, 2010

	100% Ownership	PRIP Pines, LLC’s 90% Ownership Interest
Revenues
Rental income	$2,441,033	$2,196,930
Other revenue	126,199	113,579

Total revenues	2,567,232	2,310,509

Certain operating expenses
Operating expenses	1,431,605	1,288,445
Real estate taxes	79,040	71,136
Management fees	101,573	91,416

Total of certain operating expenses	1,612,218	1,450,997

Excess of revenues over certain operating expenses	$955,014	$859,512

See accompanying notes to the statement of revenues and certain operating expenses.

Pines of York Apartments

Notes to the Statement of Revenues and Certain Operating Expenses

For the Year Ended December 31, 2010

(1)	Organization

Pines of York Apartments is an existing 248 unit multifamily community property (the “Property”) which was built in 1974 and is located at 3100 Hampton Highway, Yorktown, Virginia. On November 16, 2011, an affiliate of Paladin Realty Income Properties, Inc. (“Paladin”), PRIP Pines, LLC (“PRIP Pines”), entered into a joint venture with DF Pines of York, LLC (“DF Pines”). PRIP Pines owns a 90% interest and DF Pines owns the remaining 10%, respectively.

(2)	Basis of Presentation

The Statement of Revenues and Certain Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with filings with the SEC. The Historical Summary includes revenues and certain operating expenses of the Property, exclusive of interest income, interest expense, depreciation and amortization, and non-recurring items which may not be comparable to the corresponding amounts reflected in the future operations of the Property. The Historical Summary also presents revenues and certain operating expenses of the Property allocable to PRIP Pines’s 90% ownership interest.

(3)	Principles of Reporting and Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(4)	Significant Accounting Policies

a)	Revenue Recognition

The Property’s lease agreements are operating leases. Rental income is recognized in accordance with the terms of each lease. Other revenue consists of various tenant related charges and are recognized as revenue in the period in which the applicable charge is incurred.

b)	Accounts Receivable

Bad debts are recorded under the specific identification method, whereby, uncollectible receivables are directly written off when identified.

c)	Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of

Paladin Realty Income Properties, Inc.

We have reviewed the accompanying Statement of Revenues and Certain Operating Expenses of Pines of York Apartments, a property located at 3100 Hampton Highway, Yorktown, Virginia (the “Property”) for the nine months ended September 30, 2011 (the “Historical Summary”). This Historical Summary is the responsibility of the Property’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of the interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property’s revenues and operating expenses.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim Historical Summary for it to be in conformity with accounting principles generally accepted in the United States of America.

/s/ Imowitz Koenig & Co., LLP

New York, New York

January 30, 2012

Pines of York Apartments

Statement of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2011

	100% Ownership	PRIP Pines, LLC’s 90% Ownership Interest
Revenues
Rental income	$1,861,908	$1,675,717
Other revenue	126,850	114,165

Total revenues	1,988,758	1,789,882

Certain operating expenses
Operating expenses	1,022,252	920,027
Real estate taxes	59,280	53,352
Management fees	78,613	70,752

Total of certain operating expenses	1,160,145	1,044,131

Excess of revenues over certain operating expenses	$828,613	$745,751

See accompanying notes to the statement of revenues and certain operating expenses.

Pines of York Apartments

Notes to the Statement of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2011

(1)	Organization

Pines of York Apartments is an existing 248 unit multifamily community property (the “Property”) which was built in 1974 and is located at 3100 Hampton Highway, Yorktown, Virginia. On November 16, 2011, an affiliate of Paladin Realty Income Properties, Inc. (“Paladin”), PRIP Pines, LLC (“PRIP Pines”), entered into a joint venture with DF Pines of York, LLC (“DF Pines”). PRIP Pines owns a 90% interest and DF Pines owns the remaining 10%, respectively.

(2)	Basis of Presentation

The Statement of Revenues and Certain Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with filings with the SEC. The Historical Summary includes revenues and certain operating expenses of the Property, exclusive of interest income, interest expense, depreciation and amortization, and non-recurring items which may not be comparable to the corresponding amounts reflected in the future operations of the Property. The Historical Summary also presents revenues and certain operating expenses of the Property allocable to PRIP Pines’s 90% ownership interest.

(3)	Principles of Reporting and Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(4)	Significant Accounting Policies

a)	Revenue Recognition

The Property’s lease agreements are operating leases. Rental income is recognized in accordance with the terms of each lease. Other revenue consists of various tenant related charges and are recognized as revenue in the period in which the applicable charge is incurred.

b)	Accounts Receivable

Bad debts are recorded under the specific identification method, whereby, uncollectible receivables are directly written off when identified.

c)	Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARIES

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the consolidated financial statements and notes of Paladin Realty Income Properties, Inc. (“Paladin REIT”) included in Paladin REIT’s Form 10-K for the fiscal year ended December 31, 2010 and Paladin REIT’s Form 10-Q for the quarterly period ended September 30, 2011, as filed with the Securities and Exchange Commission.

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2011 has been prepared to give effect to the acquisition by PRIP Pines, LLC (“PRIP Pines”) of a 90.0% interest in FP-1, LLC (“FP-1”), which owns the Pines of York Apartments, located at 3100 Hampton Highway, Yorktown, Virginia 23693, as if the Pines of York acquisition occurred on September 30, 2011. The actual acquisition of Pines of York occurred on November 16, 2011. Paladin Realty Income Properties, L.P. (“Paladin OP”) is a Delaware limited partnership that was organized to own and operate properties on behalf of Paladin REIT and is a consolidated subsidiary of Paladin REIT. The 90.0% membership interest in FP-1 is held by PRIP Pines, a Delaware limited liability company and wholly-owned subsidiary of Paladin OP.

The following unaudited pro forma condensed consolidated statements of operations for (i) the nine months ended September 30, 2011 and (ii) for the year ended December 31, 2010 have been prepared to give effect to (1) the acquisition by DT Stone Ridge, LLC , a single-purpose limited liability company in which Paladin REIT holds a 68.5% membership interest, of Stone Ridge Apartments, located at 1000 Watermark Place, Columbia, South Carolina, (2) the acquisition by Evergreen at Coursey Place Sole Member, LLC , a single-purpose limited liability company in which Paladin REIT holds a 51.7% membership interest, of Coursey Place Apartments, located at 13675 Coursey Boulevard, Baton Rouge, Louisiana 70817, and (3) the Pines of York acquisition, as if the Stone Ridge, Coursey Place and Pines of York acquisitions had occurred on January 1, 2010. The actual acquisition of Stone Ridge occurred on March 29, 2011, the actual acquisition of Coursey Place occurred on July 28, 2011 and the actual acquisition of Pines of York occurred on November 16, 2011.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition been consummated as of the dates indicated. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair market value of the assets and liabilities acquired in connection with the acquisition. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2011

(UNAUDITED)

		Pro Forma Adjustments
	Paladin Realty Income Properties, Inc. and Subsidiaries Historical (a)	Acquisition		Pro Forma Total
		Pines of York Apartments
Assets
Real estate:
Buildings and improvements	$157,455,733	$14,016,511	(b)	$171,472,244
Land	38,646,643	4,939,434	(b)	43,586,077
Furniture, fixtures and equipment	6,026,414	821,790	(b)	6,848,204
In-place leases	243,735	242,265	(b)	486,000
Tenant improvements	1,110,250	—		1,110,250

	203,482,775	20,020,000		223,502,775
Less: Accumulated depreciation and amortization	(16,039,269)	—		(16,039,269)

Total real estate, net	187,443,506	20,020,000		207,463,506
Investment in real estate joint venture	16,115	—		16,115
Cash and cash equivalents	10,836,181	(4,774,946	)(d)	6,061,235
Restricted cash	2,650,713	57,197	(b)	2,707,910
Prepaid expenses and other assets, net	3,962,494	559,728	(b)	4,522,222
Due from affiliate	63,527	—		63,527

Total Assets	$204,972,536	$15,861,979		$220,834,515

Liabilities and Shareholders’ Equity
Mortgages and notes payable	$153,327,252	$15,771,000	(c)	$169,098,252
Unaccepted subscriptions for common shares	139,691	—		139,691
Accrued expenses and other liabilities	4,445,959	267,212	(b)	4,713,171
Dividends payable	641,536	—		641,536

Total liabilities	158,554,438	16,038,212		174,592,650

Equity:
Company Stockholders’ Equity:
Preferred shares, $0.01 par value, 10,000,000 shares authorized; none issued or outstanding	—	—		—
Common shares, $0.01 par value, 85,526,316 shares authorized; 6,706,506 shares issued and outstanding as of September 30, 2011	67,064	—		67,064
Additional paid-in-capital	58,741,916	—		58,741,916
Accumulated deficit and dividends	(25,541,717)	(662,412	)(e)	(26,204,129)

Total Company Stockholders’ Equity	33,267,263	(662,412)		32,604,851

Noncontrolling interests	13,150,835	486,179		13,637,014

Total Equity	46,418,098	(176,233)		46,241,865

TOTAL LIABILITIES AND EQUITY	$204,972,536	$15,861,979		$220,834,515

(a)	Historical financial information is derived from the unaudited consolidated financial statements of Paladin REIT as of September 30, 2011, which are included in Paladin REIT’s previously filed quarterly report on Form 10-Q for the nine months ended September 30, 2011.
(b)	To record the pro forma effect of the acquisition of Pines of York Apartments, assuming that the acquisition had occurred on September 30, 2011.
(c)	Reflects the mortgage loan associated with the acquisition of Pines of York Apartments, assuming that the acquisition had occurred on September 30, 2011.
(d)	Reflects the net change in cash and cash equivalents contributed to Paladin OP for the acquisition of Pines of York Apartments, assuming that the acquisition had occurred on September 30, 2011.
(e)	Reflects costs associated with the acquisition of Pines of York Apartments that are to be expensed rather than capitalized upon acquisition.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011

(UNAUDITED)

		Pro Forma Adjustments
	Paladin Realty Income Properties, Inc. and Subsidiaries Historical (a)
		Acquisitions
		Stone Ridge Apartments		Coursey Place Apartments		Pines of York Apartments		Pro Forma Total

Revenues
Rental income	$15,404,599	$245,814	(b)	$1,865,467	(e)	$1,861,908	(h)	$19,377,788
Other income	1,640,051	25,298	(b)	153,750	(e)	126,850	(h)	1,945,949
Interest income	12,556	—		—		—		12,556

Total Revenues	17,057,206	271,112		2,019,217		1,988,758		21,336,293

Expenses
Property operating expenses	6,678,260	190,012	(b)	733,430	(e)	1,100,865	(h)	8,702,567
Real property taxes	1,404,193	46,251	(b)	150,094	(e)	59,280	(h)	1,659,818
General and administrative expenses	1,117,144	3,186	(b)	29,615	(e)	42,632	(h)	1,192,577
Interest expense, including amortization of deferred financing costs	6,181,474	68,841	(c)	737,595	(f)	556,756	(i)	7,544,666
Depreciation and amortization expense	3,920,660	56,138	(b)	448,572	(e)	408,996	(h)	4,834,366
Acquisition costs	990,326	—		—		—		990,326

Total Expenses	20,292,057	364,428		2,099,306		2,168,529		24,924,320

Loss before equity in earnings and noncontrolling interests	(3,234,851)	(93,316)		(80,089)		(179,771)		(3,588,027)
Equity in income from real estate joint venture	173,104	—		—		—		173,104

Net loss	(3,061,747)	(93,316)		(80,089)		(179,771)		(3,414,923)
Noncontrolling interests	736,574	28,577	(d)	24,554	(g)	14,180	(j)	803,885

Net loss attributable to Company	$(2,325,173)	$(64,739)		$(55,535)		$(165,591)		$(2,611,038)

Net loss per common share
Basic	$(0.40)							$(0.45)

Diluted	$(0.40)							$(0.45)

Weighted average number of common shares outstanding
Basic	5,788,423							5,788,423

Diluted	5,788,423							5,788,423

(a)	Historical financial information is derived from the unaudited consolidated financial statements of Paladin REIT as of September 30, 2011 which are included in Paladin REIT’s previously filed quarterly report on Form 10-Q for the nine months ended September 30, 2011.
(b)	Pro forma results of Stone Ridge Apartments, assuming the acquisition of Stone Ridge Apartments had occurred on January 1, 2010. General and administrative expenses includes Paladin REIT’s asset management fees of $3,186. Stone Ridge Apartments was acquired on March 29, 2011.
(c)	Interest expense on Stone Ridge Apartments mortgage payable of $2,500,000 at 6.5% per annum plus amortization of deferred financing costs of $12,573 assuming the acquisition had occurred on January 1, 2010.
(d)	Noncontrolling interests is adjusted to reflect pro forma ownership of 0.3% of Paladin OP by Paladin Realty Advisors, LLC and the ownership of Stone Ridge Apartments by DT Columbia SC Management, LLC of 31.5%, unaffiliated third party.
(e)	Pro forma results of Coursey Place Apartments, assuming the acquisition of Coursey Place Apartments had occurred on January 1, 2010. General and administrative expenses includes Paladin REIT’s asset management fees of $29,615. Coursey Place Apartments was acquired on July 28, 2011.
(f)	Interest expense on Coursey Place Apartments mortgage payable of $28,500,000 at 5.07% per annum plus amortization of deferred financing costs of $11,106 assuming the acquisition had occurred on January 1, 2010.
(g)	Noncontrolling interests is adjusted to reflect pro forma ownership of 0.3% of Paladin OP by Paladin Realty Advisors, LLC and the ownership of Coursey Place Apartments by ERES Coursey, LLC of 48.3%, unaffiliated third party.
(h)	Pro forma results of Pines of York Apartments, assuming the acquisition of Pines of York Apartments had occurred on January 1, 2010. General and administrative expenses includes Paladin REIT’s asset management fees of $42,632. Pines of York Apartments was acquired on November 16, 2011.
(i)	Interest expense on Pines of York Apartments mortgage payable of $15,771,000 at 4.46% per annum plus amortization of deferred financing costs of $23,355 assuming the acquisition had occurred on January 1, 2010.
(j)	Noncontrolling interests is adjusted to reflect pro forma ownership of 0.3% of Paladin OP by Paladin Realty Advisors, LLC and the ownership of Pines of York Apartments by DF Pines of York, LLC of 10.0%, unaffiliated third party.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

(UNAUDITED)

		Pro Forma Adjustments
	Paladin Realty Income Properties, Inc. and Subsidiaries Historical (a)
		Acquisitions
		Stone Ridge Apartments		Coursey Place Apartments		Pines of York Apartments		Pro Forma Total

Revenues
Rental income	$18,252,403	$983,256	(b)	$3,768,636	(e)	$2,441,033	(h)	$25,445,328
Other income	1,786,841	101,192	(b)	141,272	(e)	126,199	(h)	2,155,504
Interest income	9,695	—		—		—		9,695

Total Revenues	20,048,939	1,084,448		3,909,908		2,567,232		27,610,527

Expenses
Property operating expenses	8,093,028	760,048	(b)	1,450,921	(e)	1,533,178	(h)	11,837,175
Real property taxes	1,574,103	185,004	(b)	285,893	(e)	79,040	(h)	2,124,040
General and administrative expenses	1,587,251	12,745	(b)	59,230	(e)	56,843	(h)	1,716,069
Interest expense, including amortization of deferred financing costs	7,624,089	275,364	(c)	1,487,231	(f)	744,295	(i)	10,130,979
Depreciation and amortization expense	5,258,133	224,552	(b)	1,026,144	(e)	787,593	(h)	7,296,422
Acquisition costs	—	—		625,449	(e)	704,434	(h)	1,329,883

Total Expenses	24,136,604	1,457,713		4,934,868		3,905,383		34,434,568

Loss before equity in earnings and noncontrolling interests	(4,087,665)	(373,265)		(1,024,960)		(1,338,151)		(6,824,041)
Equity in income from real estate joint venture	83,519	—		—		—		83,519

Net loss	(4,004,146)	(373,265)		(1,024,960)		(1,338,151)		(6,740,522)
Noncontrolling interests	1,178,012	114,307	(d)	325,607	(g)	103,181	(j)	1,721,107

Net loss attributable to Company	$(2,826,134)	$(258,958)		$(699,353)		$(1,234,970)		$(5,019,415)

Net loss per common share
Basic	$(0.59)							$(1.05)

Diluted	$(0.59)							$(1.05)

Weighted average number of common shares outstanding
Basic	4,787,071							4,787,071

Diluted	4,787,071							4,787,071

(a)	Historical financial information is derived from the audited consolidated financial statements of Paladin REIT for the year ended December 31, 2010, which are included in Paladin REIT’s previously filed annual report on Form 10-K for the year ended December 31, 2010.
(b)	Pro forma results of Stone Ridge Apartments, assuming that the acquisition of Stone Ridge Apartments had occurred on January 1, 2010. General and administrative expenses includes Paladin REIT’s asset management fees of $12,745. Stone Ridge Apartments was acquired on March 29, 2011.
(c)	Interest expense on Stone Ridge Apartments mortgage payable of $2,500,000 at 6.5% per annum plus amortization of deferred financing costs of $50,292 assuming that the acquisition had occurred on January 1, 2010.
(d)	Noncontrolling interests is adjusted to reflect pro forma ownership of 0.3% of Paladin OP by Paladin Realty Advisors, LLC and the ownership of Stone Ridge Apartments by DT Columbia SC Management, LLC of 31.5%, unaffiliated third party.
(e)	Pro forma results of Coursey Place Apartments, assuming the acquisition of Coursey Place Apartments had occurred on January 1, 2010. General and administrative expenses includes Paladin REIT’s asset management fees of $59,230. Coursey Place Apartments was acquired on July 28, 2011.
(f)	Interest expense on Coursey Place Apartments mortgage payable of $28,500,000 at 5.07% per annum plus amortization of deferred financing costs of $22,212 assuming that the acquisition had occurred on January 1, 2010.
(g)	Noncontrolling interests is adjusted to reflect pro forma ownership of 0.3% of Paladin OP by Paladin Realty Advisors, LLC and the ownership of Coursey Place Apartments by ERES Coursey, LLC of 48.3%, unaffiliated third party.
(h)	Pro forma results of Pines of York Apartments, assuming that the acquisition of Pines of York Apartments had occurred on January 1, 2010. General and administrative expenses includes Paladin REIT’s asset management fees of $56,843. Pines of York Apartments was acquired on November 16, 2011.
(i)	Interest expense on Pines of York Apartments mortgage payable of $15,771,000 at 4.46% per annum plus amortization of deferred financing costs of $31,140 assuming that the acquisition had occurred on January 1, 2010.
(j)	Noncontrolling interests is adjusted to reflect pro forma ownership of 0.3% of Paladin OP by Paladin Realty Advisors, LLC and the ownership of Pines of York Apartments by DF Pines of York, LLC of 10.0%, unaffiliated third party.